UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): November 27, 2001


                           CAPITAL GROWTH SYSTEMS, INC.
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             (Exact name of Registrant as specified in its charter)


         Florida                000-30831            65-0953505
  ------------------------    ---------------      ---------------
(State or other jurisdiction  (Commission)        (I.R.S. Employer
 of Incorporation)             File Number        Identification No.)


             ONE WEST CAMINO REAL, SUITE 118, BOCA RATON, FL 33432
           ---------------------------------------------------------
         (Address of principal executive offices including Zip Code)

(Registrant's telephone number, including area code) 561-361-4567

                 12630 Via Ravenna, Boynton Beach, Florida, 33436
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       Former name or address, if changed since last report)




















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ITEM 1: CHANGE IN CONTROL OF REGISTRANT

On November 27, 2001 the owners of 925,000 of the Registrant representing 99.9% of the stock outstanding sold their shares to SMP Financial Consultants, Inc. pursuant to an Agreement of Purchase and Sale of Shares for a total cash consideration of $ 64,600.

ITEM 6: RESIGNATION OF REGISTRANTS' DIRECTORS

On November 27, 2001 pursuant to an Agreement of Purchase and Sale of Shares, Mr. Allen Borowsky, the sole director and officer resigned from the Company.

At a meeting on November 27, 2001 of the Board, Mr. James Caprio was appointed as the sole director and officer of the Registrant.

ITEM 7: EXHIBITS

17	Resignation of officer and director





                                                 EXHIBIT 17


                 RESIGNATION


I, Allen Borowsky, hereby tender my resignation as the sole officer and director Of Capital Growth Systems, Inc. effective immediately.


/S/  Allen Borowsky
-------------------------         DATE:   November 27, 2001
Allen Borowsky








                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CAPITAL GROWTH SYSTEMS, INC.

                                      s/s    James Caprio
                                   --------------------------
                                    James Caprio, President

October 9, 2002